UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 19, 2003

UPC POLSKA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22877	06-1487156
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4643 Ulster Street, Suite 1300, Denver, Colorado 80237

(303)770-4001

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Item 5.  Other Events

                On June 20, 2003, UPC Polska, Inc. (the “Company”) issued a press release announcing that, in connection with the proposed restructuring of its indebtedness, it has entered into a Restructuring Agreement, dated as of June 19, 2003, (the “Restructuring Agreement”) with UPC Telecom B.V., Belmarken Holding B.V., and certain holders (the “Participating Noteholders”) of the Company’s 14 ½% Senior Discount Notes due 2008, 14 ½% Senior Discount Notes due 2009 and Series C Senior Discount Notes due 2008.  The Restructuring Agreement contemplates that the Company will file a petition for relief under Chapter 11 of the Bankruptcy Code in order to effect a pre-negotiated Plan of Reorganization that implements the consensual restructuring.  The Restructuring Agreement is filed as Exhibit 10.1 and the press release as Exhibit 99.1 to this Form 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

	Exhibit Number	Description

	10.1	Restructuring Agreement, dated as of June 19, 2003, among the Company, UPC Telecom B.V., Belmarken Holding B.V., and the Participating Noteholders.

	99.1	Press Release, dated June 20, 2003.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2003

UPC POLSKA, INC.

	By:	/s/ Simon Boyd
Name: Simon Boyd
Title: Chief Executive Officer